Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Principal Activities And Organization And Summary Of Significant Accounting Policies [Abstract]
Summary of significant accounting policies

2. Summary of significant accounting policies

(a) Basis of preparation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and its VIE subsidiary for which the Company is the primary beneficiary. Operating results of its VIE subsidiary were excluded from the consolidated financial statements since December 23, 2011 upon termination of the VIE contracts. All significant transactions among the Company, its subsidiaries and its VIE subsidiary have been eliminated upon consolidation.

Accounting Standards Codification (“ASC”) 810 “Consolidation” provides guidance on the identification of and financial reporting for entities over which control is achieved through means other than voting interests, which requires certain VIEs to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity risk for the entity to finance its activities without additional subordinated financial support from other parties. Through the contractual arrangements, the Company held all the variable interests of the VIE and had been determined to be the primary beneficiary of the VIEs.

Pursuant to the contractual arrangements with the VIE, the Company had the power to direct activities of the VIE, and had assets transferred out of the VIE primarily in the form of the service fees paid by the VIE. Therefore, the Company believes it has control over the assets of a consolidated VIE to the extent permitted by the applicable PRC law and the contractual arrangements. As the consolidated VIE was incorporated as a limited liability company under the PRC Company Law, creditors of the VIE did not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIE. Currently there was no contractual arrangement that could require the Company to provide additional financial support to the consolidated VIE. As the Company was conducting certain business in the PRC mainly through the VIE, the Company might provide such support on a discretionary basis in the future, which could expose the Company to a loss.

On April 7, 2010, Crystal Liu, one of the equity holders of the VIE, initiated a lawsuit against the Company for an unpaid salary of approximately $150,000. Based on the advice from the Company’s PRC legal counsel, the lawsuit did not impact the validity and performance of any of the agreements entered into between Jieli Consulting and Ms. Liu as the nominee shareholder of Jingli Shanghai. Consequently, it did not impact the Company’s previous or current accounting conclusion on the consolidation of Jingli Shanghai. The labor dispute with Ms. Liu has been settled.

In the opinion of our PRC legal counsel, all current VIE contractual arrangements were valid, binding and enforceable, and would not result in any violation of PRC laws or regulations currently in effect. If any of these business partners or contracting counterparties fails to perform its obligations, the Company may not be able to enforce the relevant agreements if the agreements are ruled in violation of the PRC laws. If the PRC government finds that the agreements that establish the structure for operating our China businesses do not comply with PRC governmental restrictions on foreign investment in the media and market research industries, or if these regulations or the interpretation of existing regulations change in the future, the Company could be subject to severe penalties or be forced to relinquish our interests in those operations, even if the agreements are otherwise legal and valid. These conditions may also result in deconsolidation of the VIE.

Going concern

The Company incurred a net loss of $13,459 during the year ended December 31, 2011. As of December 31, 2011, the Company’s net shareholders’ deficit was $13,453, and its current liabilities exceeded its current assets by $31,043. The Company had cash and cash equivalents of $4,630 as of December 31, 2011. The Company may not have sufficient cash to meet its payment obligations in the next 12 months in which case we may (i) seek additional financing, (ii) dispose of certain assets or (iii) seek to refinance some or all of our debts.

The Company’s ability to continue as a going concern is dependent on many events outside of its direct control, including, among other things, the amount of working capital that the Company has available and the financial performance of both the Company and the acquired companies entitled to receive an earn-out payment. The Company’s inability to generate cash flows to meet its obligations due to the uncertainty of achieving operating profitability on an annual basis and raising required proceeds on reasonable terms, among other factors, raises substantial doubt as to the Company’s ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The management of the Company has taken a number of actions and will continue to address this situation in order to restore the Company to a sound financial position with an appropriate business strategy going forward. These actions include:

1.	Issued shares to ex-owners of the subsidiaries and reduced $5.2 million earn-out liabilities in October 2011;

2.	Eliminated its VIE structure and the underlying liabilities in December 2011;

3.	Entered into a $3 million convertible note with its major shareholders with a one-year maturity in February 2012;

4.	In April, 2012, the Board of Directors approved and authorized a capped pool of 7 million common shares to be issued to certain ex-owners of the subsidiaries for the purpose of converting and eliminating the outstanding earn-out liabilities;

5.	Divested Zhejiang Continental in May 2012 (see note 21);

6.	Started the process of securing additional funds;

7.	Adopted various cost-saving strategies

Based on the management’s plans, the consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.

(b) Use of estimates

The preparation of financial statements in accordance with US GAAP requires the Company’s management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Significant items subject to such estimates and assumptions include the allowance for doubtful receivables; useful lives and residual values of property and equipment and intangible assets; recoverability of the carrying amount of property and equipment, goodwill and intangible assets; fair values of financial instruments; the fair values of the assets acquired and liabilities assumed upon the consolidation of businesses acquired in 2008 and 2010 respectively; and the assessment of contingent obligations. These estimates are often based on complex judgments and assumptions that management believes to be reasonable but are inherently uncertain and unpredictable. Actual results could differ from these estimates.

(c) Foreign currency transactions and translation

The Group’s reporting currency is the United States dollars (“US$”). The functional currency of the Company is the US$, whereas the functional currency of the Company’s consolidated subsidiaries and VIEs in the PRC is the Renminbi (“RMB”) and the functional currency of the Company’s subsidiaries in the HKSAR is the Hong Kong Dollars (“HK$”), as the PRC and HKSAR are the primary economic environments in which the respective entities operate. Since the RMB is not a fully convertible currency, all foreign exchange transactions involving RMB must take place either through the People’s Bank of China (the “PBOC”) or other institutions authorized to buy and sell foreign currency. The exchange rates adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC.

Transactions denominated in currencies other than the functional currency are translated into the respective functional currency at the exchange rate prevailing at the date of the transaction. Monetary assets and liabilities denominated in a currency other than the functional currency are translated into the functional currency using the applicable exchange rate at each balance sheet date. The resulting exchange differences are recorded in “foreign currency transaction gain (loss)” in the consolidated statements of operations.

The assets and liabilities of the Company’s consolidated subsidiaries and VIEs are translated into the US$ reporting currency using the exchange rate at each balance sheet date. Revenue and expenses of these entities are translated into US$ at average rates prevailing during the year. Equity accounts are translated at historical exchange rates. Gains and losses resulting from translation of these entities’ financial statements into the US$ reporting currency are recorded as a separate component of “accumulated other comprehensive income” within shareholders’ equity.

(d) Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and bank deposits with original maturities of three months or less, which are unrestricted as to withdrawal and use.

The Group’s cash and bank deposits were held in major financial institutions located in US and PRC, which management believes have high credit ratings. Cash and bank deposit held in PRC as of December 31, 2010 and 2011 were $4,340 and $4,437, respectively. The remaining cash and bank deposits were held in US and HK denominated in USD, amounted to $3,214 and $193 as of December 31, 2010 and 2011, respectively.

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash investments. The Company places its temporary cash instruments with well-known financial institutions within the United States and, at times, may maintain balances in excess of the $250 US FDIC Insurance limit. The Company monitors the credit ratings of the financial institutions to mitigate this risk. The Company maintains accounts with well established multi-national banks under a program where the funds are invested with various FDIC insured banks so as not to exceed the insurance limit.

(e) Restricted cash

Restricted cash represents amounts held by a bank as to withdrawal for use under court orders to hold the accounts as escrow. The restriction on cash is expected to be released when the related litigation is closed.

(f) Accounts receivable

Accounts receivable consist of amounts billed but not yet collected and unbilled receivables. Unbilled receivables relate to revenues earned and recognized, but which have not been billed by the Group in accordance with the terms of the advertising service contract. The payment terms of the Group’s service contracts with its customers vary and typically require an initial payment to be billed or paid at the commencement of the service period, progress payments to be billed during the service period, and a final payment to be billed after the completion of the service period. None of the Group’s accounts receivable bear interest. The allowance for doubtful accounts is management’s best estimate of the amount of probable credit losses in the Group’s existing accounts receivable. Management determines the allowance based on historical write-off experience and reviews of customer-specific facts and economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance-sheet credit exposure related to its customers.

(g) Property and equipment

Property and equipment are stated at cost, net of accumulated depreciation or amortization. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets, taking into consideration the assets’ salvage or residual value. The estimated useful lives of property and equipment are as follows:

Leasehold improvements	1 to 3 years
Advertisement display equipment	5 years
Furniture, fixtures and office equipment	5 years
Motor vehicles	5 years

When items of property and equipment are retired or otherwise disposed of, loss/income is charged or credited for the difference between the net book value and proceeds received thereon. Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.

(h) Intangible assets

The Group’s intangible assets are amortized on a straight line basis over their respective estimated useful lives, which are the periods over which the assets are expected to contribute directly or indirectly to the future cash flows of the Group. The Group’s intangible assets represent customer relationship, lease agreements and non-compete agreements which have estimated useful lives ranging from 0.5 to 4.4 years.

(i) Goodwill

Goodwill and other intangible assets are accounted for in accordance with the provisions of FASB ASC 350 “Intangibles — Goodwill and Other”. The Group accounts for business acquisitions using the acquisition method of accounting. Prior to 2009, goodwill consists of the cost of acquired businesses in excess of the fair value of the net assets acquired. Other intangible assets are separately recognized if the benefit of the intangible asset is obtained through contractual or other legal rights, or if the intangible asset can be sold, transferred, licensed, rented, or exchanged, regardless of an intent to do so.

Beginning on January 1, 2009, goodwill is measured as the excess of a over b below:

a. The aggregate of the following:

1. The consideration transferred measured in accordance ASC 805, which generally requires acquisition-date fair value.

2. The fair value of any noncontrolling interest in the acquiree.

3. In a business combination achieved in stages, the acquisition-date fair value of the acquirer’s previously held equity interest in the acquiree.

b. The net of the acquisition-date amounts of the identifiable assets acquired and the liabilities assumed measured in accordance with ASC 805.

Under FASB ASC 350, goodwill, including any goodwill included in the carrying value of investments accounted for using the equity method of accounting, and certain other intangible assets deemed to have indefinite useful lives, are not amortized.

(j) Impairment of long-lived assets

The Group tests goodwill for possible impairment in the fourth quarter of each year or when circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Circumstances that could trigger an impairment test between annual tests include, but are not limited to:

•	a significant adverse change in the business climate or legal factors;

•	an adverse action or assessment by a regulator;

•	unanticipated competition;

•	loss of key personnel;

•	the likelihood that a reporting unit or a significant portion of a reporting unit will be sold or disposed of;

•	a change in reportable segments; and/or results of testing for recoverability of a significant asset group within a reporting unit.

The Group utilizes a two-step method to perform a goodwill impairment review. In the first step, we determine the fair value of the reporting unit using expected future discounted cash flows and estimated terminal values. If the net book value of the reporting unit exceeds the fair value, we would then perform the second step of the impairment test which requires allocation of the reporting unit’s fair value of all of its assets and liabilities in a manner similar to a purchase price allocation, with any residual fair value being allocated to goodwill. The implied fair value of the goodwill is then compared to the carrying value to determine impairment, if any.

Application of goodwill impairment test requires judgment, including the identification of reporting units, assigning assets and liabilities to the reporting units, assigning goodwill to reporting units and estimating the fair value of each reporting unit. Changes in these estimates and assumptions could materially affect the determination of fair value of each reporting unit which could trigger impairment.

In calculating the future cash flows, certain assumptions are required to be made in respect of highly uncertain matters such as revenue growth rates, gross margin percentages and terminal growth rates. We may incur additional goodwill impairment charges in the future although we cannot predict whether this will occur.

Indefinite-lived intangible assets are assessed for impairment at least annually based on comparisons of their respective fair values to their carrying values. Finite-lived intangible assets are amortized over their respective useful lives and, along with other long-lived assets, are evaluated for impairment periodically whenever events or changes in circumstances indicate that their related carrying amounts may not be recoverable in accordance with FASB ASC 360-10-15, “Impairment or Disposal of Long-Lived Assets”.

In evaluating long-lived assets for recoverability, including finite-lived intangibles and property and equipment, the Group uses its best estimate of future cash flows expected to result from the use of the asset and eventual disposition in accordance with FASB ASC 360-10-15. To the extent that estimated future, undiscounted cash inflows attributable to the asset, less estimated future, undiscounted cash outflows, are less than the carrying amount, an impairment loss is recognized in an amount equal to the difference between the carrying value of such asset and its fair value. Assets to be disposed of and for which there is a committed plan of disposal, whether through sale or abandonment, are reported at the lower of carrying value or fair value less costs to sell.

Asset recoverability is an area involving management judgment, requiring assessment as to whether the carrying value of assets can be supported by the undiscounted future cash flows. In calculating the future cash flows, certain assumptions are required to be made in respect of highly uncertain matters such as revenue growth rates, gross margin percentages and terminal growth rates.

No impairment loss once recognized is subsequently reversed even if facts and circumstances indicate recovery.

(k) Fair Value of Financial Instruments

FASB ASC 820 “Fair Value Measurements and Disclosures” establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market.

These tiers include:

•	Level 1 — defined as observable inputs such as quoted prices in active markets;

•	Level 2 — defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and

•	Level 3 — defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The fair value of the Group’s financial assets and liabilities approximate their carrying amount because of the short-term maturity of these instruments. The Group’s options and acquisition consideration payable fall into Level 3 and there were no transfers in or out of Level 3 during the years presented.

(l) Revenue recognition

The Group recognizes advertising service revenue on a straight-line basis over the period in which the customer advertisement is to be displayed, which typically ranges from 1 month to 2 years, starting from the date the Group first displays the advertisement. Written contracts are entered into between the Group and its customers to specify the price, the period and the location at which the advertisement is to be displayed. Revenue is only recognized if the collectability of the advertising service fee is probable.

The Group generates advertising service revenues from the sales of frame space on the poster frame network and advertising time slots on traditional billboard networks. In the majority of advertising arrangements, the Group acts as a principal in the transaction and records advertising revenues on a gross basis. The associated expenses are recorded as cost of revenues. In some instances the Group is considered an agent and recognizes revenue on a net basis.

Customer payments received in excess of the amount of revenue recognized are recorded as deferred revenue in the consolidated balance sheet, and are recognized as revenue when the advertising services are rendered.

(m) Cost of revenues

Cost of revenues consists primarily of operating lease cost of advertising space for displaying advertisements, depreciation of advertising display equipment, amortization of intangible assets relating to lease agreements and direct staff and material costs associated with production and installation of advertising content.

(n) Operating leases

The Group leases advertising space, including billboards and poster frames, and office premises under non-cancellable operating leases. Minimum lease payments are expensed on a straight-line basis over the lease term. Under the terms of the lease agreements, the Group has no legal or contractual asset retirement obligation at the end of the lease.

(o) Advertising and promotion costs

Advertising and promotion costs are expensed as incurred. Advertising and promotion costs, mainly sales commission, included in sales and marketing expenses amounted to $1,135, $1,834 and $3,852 for the years ended December 31, 2009, 2010 and 2011, respectively.

(p) Retirement and other post-retirement benefits

Pursuant to relevant PRC regulations, the Company’s consolidated subsidiaries in the PRC are required to make contributions to various defined contribution retirement plans organized by the PRC government. The contributions are made for each qualifying PRC employee at rates ranging from 18% to 20% on a standard salary base as determined by the PRC governmental authority. Contributions to the defined contribution plans are charged to the consolidated statements of income as the related employee service is provided.

The Company’s subsidiaries in the HKSAR operate a Mandatory Provident Fund Scheme (“the MPF scheme”) under the Hong Kong Mandatory Provident Fund Schemes Ordinance for employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF scheme is a defined contribution retirement scheme administered by independent trustees. Under the MPF scheme, the employer is required to make contributions to the scheme at 5% of the employees’ relevant income, subject to an upper limit. Contributions to the scheme vest immediately.

The Group has no other obligation for the payment of employee benefits associated with these retirement plans beyond the contributions described above.

(q) Share-based payments

The Group accounts for share-based payments in accordance with ASC Topic 718, “Compensation—Stock Compensation”. Under ASC 718, the Group measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognizes the costs over the period the employee is required to provide service in exchange for the award, which generally is the vesting period. For awards with performance conditions, the compensation expense is based on the grant-date fair value of the award, the number of shares ultimately expected to vest and the vesting period.

(r) Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates or laws is recognized in income in the period that the change in tax rates or laws is enacted. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion or all of the deferred tax assets will not be realized.

The Group applies ASC Topic 740 “Income Taxes”. ASC 740 clarifies the accounting for uncertain tax positions. This interpretation requires that an entity recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Group’s accounting policy is to accrue interest and penalties related to uncertain tax positions, if and when required, as interest expense and a component of general and administrative expenses, respectively, in the consolidated statements of operations.

(s) Earnings/(loss) per share

Basic earnings/(loss) per share is computed by dividing income/(loss) attributable to common shares shareholders by the weighted average number of ordinary shares outstanding during the year. Diluted earnings (loss) per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares and is calculated using the treasury stock method for stock options and unvested shares. Common equivalent shares for which the exercise price exceeds the average market price over the period have an anti-dilutive effect on loss per share and, accordingly, are excluded from the calculation. Common equivalent shares are also excluded from the calculation in loss periods as their effects would be anti-dilutive. The Group incurred net loss for the three years ended December 2009, 2010 and 2011, no diluted earnings (loss) is presented.

(t) Segment reporting

The Group has one operating segment as defined by ASC Topic 280, “Segment Reporting”. For the three years ended December 31, 2009, 2010 and 2011, the Group’s advertising service revenues generated from customers outside the PRC is less than 10% of the Group’s total consolidated revenues and the Group’s total long-lived tangible assets located outside the PRC is less than 10% of the Group’s total consolidated long-lived tangible assets. Consequently no geographic information is presented.

(u) Significant concentrations and risks

No single group or customer contributed more than 10% of the Company’s revenue for the years ended December 31, 2009, 2010 and 2011.

No single group or supplier contributed more than 10% of the Company’s cost of revenue for the years ended December 31, 2009, 2010 and 2011.

An advertising agency customer accounted for 11% of the Company’s accounts receivable as of December 31, 2011. No advertising agency customer or individual customer accounted for more than 10% of accounts receivable as of December 31, 2010.

(v) Recently issued accounting standards

In May 2011, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 amended the FASB Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures to converge the fair value measurement guidance in US GAAP and International Financial Reporting Standards (“IFRSs”). Some of the amendments clarify the application of existing fair value measurement requirements, while other amendments change particular principles in ASC 820. In addition, ASU 2011-04 requires additional fair value disclosures. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and should be applied prospectively. The Group does not expect that ASU 2011-04 will have a significant impact on its consolidated results of operations or financial position.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU 2011-05”). ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity and requires an entity to present items of net income, other comprehensive income and total comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB issued ASU 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU 2011-12”). ASU 2011-12 defers the effective date of the changes in ASI 2011-05 that relate to the presentation of reclassification adjustments for each component of other comprehensive income in both net income and other comprehensive income. The amendments in the ASU’s do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. ASU 2011-05 and ASU 2011-12 are both effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and must be applied retrospectively. The Group will be required to adopt ASU 2011-05 and ASU 2011-12 no later than the quarter beginning January 1, 2012. As the ASUs require additional presentation only, there will be no impact to the Group’s consolidated results of operations or financial position.

In September 2011, the FASB issued ASU No. 2011-08, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment (“ASU 2011-08”). ASU 2011-08 gives an entity the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. Previous guidance required an entity to test goodwill for impairment by first comparing the fair value of a reporting unit with its carrying amount. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Group will be required to adopt ASU 2011-08 as of January 1, 2012 and does not expect that ASU 2011-08 will have a significant impact on its consolidated results of operations or financial position.